SL GREEN REALTY CORP.

THIRD QUARTER 2022 SUPPLEMENTAL DATA

September 30, 2022

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of September 30, 2022, the Company held interests in 62 buildings totaling 33.6 million square feet. This included ownership interests in 29.3 million square feet in Manhattan buildings and 3.5 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2022 that will be included on Form 10-Q to be filed on or before November 9, 2022.

Supplemental Information	2	Third Quarter 2022

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	12

Comparative Balance Sheets	13

Comparative Statements of Operations	15

Comparative Computation of FFO and FAD	16

Consolidated Statement of Equity	17

Joint Venture Statements	18	-	19

Selected Financial Data	21	-	24

Debt Summary Schedule	25	-	26

Lease Liability Schedule	27

Debt and Preferred Equity Investments	28	-	30

Selected Property Data
Property Portfolio	31	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity	38	-	39
Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	47

Non-GAAP Disclosures and Reconciliations	48

Analyst Coverage	51

Executive Management	52

Supplemental Information	3	Third Quarter 2022

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Third Quarter 2022

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2022 are as follows:

Added to Same-Store in 2022:	Removed from Same-Store in 2022:
85 Fifth Avenue	1080 Amsterdam Avenue (disposed)
Stonehenge Portfolio (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Square Feet - Represents the rentable square footage at the time the property was acquired.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Third Quarter 2022

THIRD QUARTER 2022 HIGHLIGHTS Unaudited

NEW YORK, October 19, 2022 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended September 30, 2022 of $7.4 million, or $0.11 per share, as compared to net income of $388.2 million, or $5.91 per share, for the same quarter in 2021. Net income attributable to common stockholders for the third quarter of 2022 included $3.2 million, or $0.05 per share, of net gains from the sale of real estate interests and non-cash fair value adjustments, as compared to $395.3 million, or $5.69 per share, of net gains from the sale of real estate interests and non-cash fair value adjustments for the same period in 2021.
The Company also reported a net loss attributable to common stockholders for the nine months ended September 30, 2022 of $28.7 million, or $0.47 per share, as compared to net income of $486.1 million, or $7.24 per share, for the same period in 2021. Net loss attributable to common stockholders for the nine months ended September 30, 2022 included $68.6 million, or $0.99 per share, of net losses recognized from the sale of real estate interests and non-cash fair value adjustments. Net income for the nine months ended September 30, 2021 included $483.7 million, or $6.81 per share, of net gains recognized from the sale of real estate interests and non-cash fair value adjustments.
The Company reported FFO for the quarter ended September 30, 2022 of $114.2 million, or $1.66 per share, after giving effect to $1.1 million, or $0.02 per share, of non-cash fair value adjustments, as compared to FFO for the same period in 2021 of $127.0 million, or $1.78 per share. FFO for the third quarter of 2021 included $11.4 million, or $0.16 per share, of lease termination income.
The Company also reported FFO for the nine months ended September 30, 2022 of $358.8 million, or $5.18 per share, after giving effect to $7.3 million, or $0.11 per share, of non-cash fair value adjustments, as compared to FFO for the same period in 2021 of $373.0 million, or $5.10 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, decreased by 2.2% for the third quarter of 2022, or 0.5% excluding lease termination income, as compared to the same period in 2021.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 6.2% for the nine months ended September 30, 2022, or 5.0% excluding lease termination income, as compared to the same period in 2021.
During the third quarter of 2022, the Company signed 32 office leases in its Manhattan office portfolio totaling 930,232 square feet. The average lease term on the Manhattan office leases signed in the third quarter of 2022 was 5.9 years and average tenant concessions were 4.9 months of free rent with a tenant improvement allowance of $44.14 per rentable square foot, excluding leases signed at One Vanderbilt Avenue, One Madison Avenue, and the MSK lease at 885 Third Avenue. Nineteen leases comprising 75,636 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $72.71 per rentable square foot, representing a 2.8% increase over the previous fully escalated rents on the same office spaces.

Supplemental Information	6	Third Quarter 2022

THIRD QUARTER 2022 HIGHLIGHTS Unaudited

During the first nine months of 2022, the Company signed 108 office leases in its Manhattan office portfolio totaling 1,940,043 square feet. The average lease term on the Manhattan office leases signed in the first nine months of 2022 was 8.2 years and average tenant concessions were 9.0 months of free rent with a tenant improvement allowance of $81.94 per rentable square foot, excluding leases signed at One Vanderbilt Avenue, One Madison Avenue, and the MSK lease at 885 Third Avenue. Sixty-five leases comprising 601,486 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $70.29 per rentable square foot, representing a 10.4% decrease over the previous fully escalated rents on the same office spaces. Excluding one lease covering 236,026 square feet at 100 Park Avenue, the replacement leases had average starting rents representing a 0.4% increase over the previous fully escalated rents.
Occupancy in the Company's Manhattan same-store office portfolio increased to 92.1% as of September 30, 2022, inclusive of 186,193 square feet of leases signed but not yet commenced, as compared to 92.0% at the end of the previous quarter.
Significant leases signed in the third quarter include:
•New lease with Memorial Sloan Kettering Cancer Center for 414,317 square feet at 885 Third Avenue;
•New lease with Franklin Templeton Companies, LLC for 347,474 square feet at One Madison Avenue;
•Renewal and expansion lease with Kinney Systems, Inc. for 64,926 square feet at 555 West 57th Street;
•New lease with Fidelity Information Services, LLC for 25,488 square feet at One Vanderbilt Avenue;
•New lease with ETC Venues 810 7th, LLC for 23,362 square feet at 810 Seventh Avenue;
•New lease with Kaplan Fox & Kilsheimer LLP for 11,860 square feet at 800 Third Avenue;
•Early retail renewal with Balenciaga America, Inc. for 11,777 square feet at 110 Greene Street; and
•Seven early renewals totaling 23,841 square feet and seven new leases totaling 20,251 square feet at 420 Lexington Avenue.
Investment Activity
To date in 2022, the Company has repurchased 2.0 million shares of its common stock and redeemed 0.6 million units of its Operating Partnership, or OP units, bringing total repurchases and redemptions to 38.1 million shares of common stock and 2.4 million OP units under the previously announced $3.5 billion share repurchase program. The Company redeemed 0.4 million of OP units and did not repurchase any shares of common stock during the third quarter of 2022.
In August, the Company entered into an agreement to sell 414,317 square feet of office leasehold condominium units at 885 Third Avenue - better known as "The Lipstick Building" - to MSK for total consideration of $300.4 million, which was leased to MSK during the third quarter and is included in the Company's leasing activity above. SL Green will retain the remaining 218,796 square feet of the building, which is currently 91.7%

Supplemental Information	7	Third Quarter 2022

THIRD QUARTER 2022 HIGHLIGHTS Unaudited

leased. The sale is anticipated to close in the fourth quarter of 2022, subject to satisfaction of closing conditions.
In September, the Company acquired 245 Park Avenue. The 1.8 million square foot, 44-story, Class A office property with a prime Park Avenue location strengthens the Company's premier portfolio in the Grand Central/Park Avenue submarket. The Company previously had a preferred equity investment in the property with a book value of $195.6 million. The property is subject to third-party mortgage and mezzanine loans totaling $1.7 billion, which mature in June 2027 and have a combined fixed interest rate of 4.22% per annum.
In September, the Company converted its previous mezzanine debt investment in 5 Times Square to a 31.55% common equity interest, with no additional investment from the Company. The Company's mezzanine debt investment in the property had a book value of $139.1 million. The 1.1 million square foot, 39-story building, is located on the northwest corner of 41st Street along 7th Avenue where Roku, Inc. signed a 237,791 square foot lease in January 2022. The conversion occurred simultaneous with a recapitalization of the balance of the existing mortgage and mezzanine loans encumbering the property totaling $1.29 billion, of which $847.0 million was funded at closing. The loans mature in September 2026, as fully extended, and bear interest at a blended floating interest rate of 4.69%, reduced to 4.56% once fully funded, over Term SOFR, subject to a Term SOFR floor of 75 basis points.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $664.0 million at September 30, 2022. The portfolio had a weighted average current yield of 6.4%, or 7.7% excluding the effect of $238.7 million of investments that are on non-accrual. During the third quarter, the Company did not originate or acquire any new investments.
Financing Activity
In October, the Company closed on a new $400.0 million corporate unsecured term loan facility, which can be increased to $500.0 million before January 2023, subject to customary conditions and lender commitments. The facility matures in April 2024, as fully extended, and bears interest at 140 basis points over adjusted SOFR. Proceeds from the new facility were used for the repayment of $500.0 million of corporate unsecured bonds in October.
During the quarter, the Company executed $1.25 billion of fixed rate corporate swaps to mitigate Company exposure to rising interest rates. The completed swaps were as follows (dollars in millions):

Notional Value	Effective Date	Maturity Date	Swapped Rate
$200.0	November 2022	January 2024	4.41%
200.0	November 2022	January 2024	4.49%
100.0	January 2023	January 2028	3.76%
50.0	February 2023	February 2027	2.46%
200.0	February 2023	February 2027	2.59%
100.0	February 2023	February 2027	2.73%
100.0	February 2023	February 2027	2.90%
300.0	July 2023	May 2027	2.87%
$1,250.0

Supplemental Information	8	Third Quarter 2022

THIRD QUARTER 2022 HIGHLIGHTS Unaudited

Dividends
In the third quarter of 2022, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.3108 per share, which were paid on August 15, September 15, and October 17, 2022, equating to an annualized dividend of $3.73 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period July 15, 2022 through and including October 14, 2022, which was paid on October 17, 2022 and is the equivalent of an annualized dividend of $1.625 per share.
Institutional Investor Conference
The Company will host its Annual Institutional Investor Conference on Monday, December 5, 2022 beginning at 9:00 AM ET. The event will be held in-person, by invitation only. The presentation will be available online via audio webcast, in listen only mode, and the accompanying presentation materials can be accessed in the Investors section of the SL Green Realty Corp. website at www.slgreen.com on the day of the conference. An audio replay of the presentation will be available in the Investors section of the SL Green Realty Corp. website following the conference.
For more information about the event, please email SLG2022@slgreen.com.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 20, 2022, at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”

Supplemental Information	9	Third Quarter 2022

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021

Earnings Per Share
Net income (loss) available to common stockholders (EPS) - diluted (1)	$0.11	$(0.70)	$0.11	$(0.82)	$5.91
Funds from operations (FFO) available to common stockholders - diluted (1)	$1.66	$1.87	$1.65	$1.55	$1.83
Funds from operations (FFO) available to common stockholders - pro forma (2)	$1.66	$1.87	$1.65	$1.52	$1.78

Common Share Price & Dividends
Closing price at the end of the period (1)	$40.16	$46.15	$81.18	$73.89	$73.01
Closing high price during period (1)	$51.02	$81.20	$83.95	$79.87	$84.22
Closing low price during period (1)	$39.15	$46.15	$69.96	$69.66	$69.29
Annual dividend per common share	$3.73	$3.73	$3.73	$3.73	$3.64

FFO payout ratio (trailing 12 months)	55.5%	54.2%	56.1%	55.1%	54.6%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	78.1%	70.7%	75.1%	69.7%	67.0%

Common Shares & Units
Common shares outstanding (1)	64,316	64,302	64,124	64,105	64,880
Units outstanding	3,759	4,144	4,095	3,782	3,888
Total common shares and units outstanding	68,075	68,446	68,219	67,887	68,768

Weighted average common shares and units outstanding - basic (1)	68,037	67,900	68,470	68,109	68,690
Weighted average common shares and units outstanding - diluted (1)	68,897	69,020	70,228	69,935	69,496
Weighted average common shares and units outstanding - pro forma (2)	68,897	69,020	70,228	71,252	71,487

Market Capitalization
Market value of common equity	$2,733,892	$3,158,783	$5,538,018	$5,016,170	$5,020,752
Liquidation value of preferred equity/units	407,943	407,943	407,943	426,075	428,503
Consolidated debt	5,637,386	3,906,445	4,134,717	4,075,375	4,149,894
Consolidated market capitalization	$8,779,221	$7,473,171	$10,080,678	$9,517,620	$9,599,149
SLG share of unconsolidated JV debt	6,134,631	5,851,875	5,774,751	5,770,912	5,789,668
Market capitalization including SLG share of unconsolidated JVs	$14,913,852	$13,325,046	$15,855,429	$15,288,532	$15,388,817

Consolidated debt service coverage (trailing 12 months)	3.80x	4.02x	3.81x	3.78x	3.72x
Consolidated fixed charge coverage (trailing 12 months)	2.90x	3.04x	2.90x	2.91x	2.90x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.16x	2.27x	2.25x	2.32x	2.37x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.85x	1.94x	1.92x	1.97x	2.01x

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The share-related data has been retroactively adjusted to reflect the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	10	Third Quarter 2022

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2022		6/30/2022	3/31/2022	12/31/2021	9/30/2021

Selected Balance Sheet Data
Real estate assets before depreciation	$9,462,329		$7,440,532	$7,758,232	$7,813,041	$7,492,810
Investments in unconsolidated joint ventures	$3,185,800		$3,074,200	$3,000,986	$2,997,934	$3,028,084
Debt and preferred equity investments	$663,985		$1,134,080	$1,107,870	$1,088,723	$1,052,110
Cash and cash equivalents	$201,267		$189,360	$223,674	$251,417	$257,941
Investment in marketable securities	$16,535		$26,260	$32,889	$34,752	$34,428

Total assets	$12,716,050		$10,704,883	$11,014,965	$11,066,629	$10,855,859

Fixed rate & hedged debt	$4,497,238		$3,086,297	$3,321,239	$3,274,324	$3,577,313
Variable rate debt	1,140,148		820,148	813,478	801,051	572,581
Total consolidated debt	$5,637,386		$3,906,445	$4,134,717	$4,075,375	$4,149,894
Deferred financing costs, net of amortization	(22,898)		(24,840)	(21,710)	(23,808)	(15,004)
Total consolidated debt, net	$5,614,488		$3,881,605	$4,113,007	$4,051,567	$4,134,890

Total liabilities	$7,492,143		$5,443,202	$5,723,829	$5,748,049	$5,212,404

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,789,696		$7,381,507	$7,630,374	$7,586,309	$7,892,032
Variable rate debt, including SLG share of unconsolidated JV debt	2,982,321	(1)	2,376,813	2,279,094	2,259,978	2,047,530
Total debt, including SLG share of unconsolidated JV debt	$11,772,017		$9,758,320	$9,909,468	$9,846,287	$9,939,562

Selected Operating Data
Property operating revenues	$162,952		$155,232	$156,031	$150,113	$155,363
Property operating expenses	(87,510)		(76,853)	(79,894)	(78,370)	(79,380)
Property NOI	$75,442		$78,379	$76,137	$71,743	$75,983
SLG share of unconsolidated JV Property NOI	99,313		101,483	100,149	94,902	90,507
Property NOI, including SLG share of unconsolidated JV Property NOI	$174,755		$179,862	$176,286	$166,645	$166,490
Investment income	29,513		20,407	19,888	20,888	20,072
Other income	19,991		25,806	12,045	23,580	29,766
Marketing general & administrative expenses	(21,276)		(23,522)	(24,776)	(26,486)	(23,477)
SLG share of investment income and other income from unconsolidated JVs	1,862		7,053	4,799	2,570	2,294
Income taxes	(129)		1,346	947	1,285	(6)
Transaction costs, including SLG share of unconsolidated JVs	(292)		(1)	(28)	(3,558)	(190)
Loan loss and other investment reserves, net of recoveries	—		—	—	(2,931)	—
Loss on early extinguishment of debt	—		—	—	(1,551)	—
EBITDAre	$204,424		$210,951	$189,161	$180,442	$194,949

(1) Does not reflect $189.6 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	11	Third Quarter 2022

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021

Selected Operating Data
Property operating revenues	$157,451	$149,542	$150,557	$144,645	$150,476
Property operating expenses	77,440	68,296	69,655	70,749	72,513
Property NOI	$80,011	$81,246	$80,902	$73,896	$77,963

Other income - consolidated	$3,701	$7,010	$6,770	$5,679	$14,656

SLG share of property NOI from unconsolidated JVs	$98,211	$101,359	$100,066	$94,886	$90,510

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	13	12	12	12	14
Unconsolidated office buildings in service	12	12	11	10	10
	25	24	23	22	24

Consolidated office buildings in service - square footage	9,963,138	8,180,345	8,180,345	8,180,345	8,499,045
Unconsolidated office buildings in service - square footage	13,998,381	13,998,381	13,661,381	12,004,183	12,004,183
	23,961,519	22,178,726	21,841,726	20,184,528	20,503,228

Same-Store office occupancy (consolidated + JVs)	91.2%	91.2%	91.3%	92.1%	92.7%
Same-Store office occupancy inclusive of leases signed not yet commenced	92.1%	92.0%	92.7%	93.0%	93.2%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	27	24	26	21	16
Renewal leases commenced	10	11	11	9	14
Total office leases commenced	37	35	37	30	30

Commenced office square footage filling vacancy	80,211	72,344	45,085	71,340	44,692
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	84,673	261,288	251,331	112,257	149,421
Total office square footage commenced	164,884	333,632	296,416	183,597	194,113

Average starting cash rent psf - office leases commenced	$72.95	$72.68	$68.04	$69.55	$64.93
Previous escalated cash rent psf - office leases commenced (3)	$72.12	$70.10	$75.26	$77.65	$67.18
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	1.1%	3.7%	(9.6)%	(10.4)%	(3.3)%
Average lease term	6.0	11.4	8.5	5.5	5.4
Tenant concession packages psf	$55.19	$100.39	$75.25	$24.98	$15.47
Free rent months	5.5	9.3	8.5	3.7	4.2

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	12	Third Quarter 2022

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,715,371	$1,209,913	$1,352,610	$1,350,701	$1,489,101
Building and improvements	5,028,486	3,579,961	3,709,795	3,671,402	3,828,052
Building leasehold and improvements	1,676,811	1,666,935	1,654,571	1,645,081	1,649,796
Right of use asset - financing leases	—	—	—	—	27,445
Right of use asset - operating leases	1,041,661	983,723	983,723	983,723	498,416
	9,462,329	7,440,532	7,700,699	7,650,907	7,492,810
Less: accumulated depreciation	(2,005,922)	(1,961,766)	(1,938,804)	(1,896,199)	(1,904,465)
Net real estate	7,456,407	5,478,766	5,761,895	5,754,708	5,588,345

Other real estate investments:
Investment in unconsolidated joint ventures	3,185,800	3,074,200	3,000,986	2,997,934	3,028,084
Debt and preferred equity investments, net	663,985	1,134,080	1,107,870	1,088,723	1,052,110

Assets held for sale, net	—	—	49,757	140,855	—
Cash and cash equivalents	201,267	189,360	223,674	251,417	257,941
Restricted cash	183,811	87,701	83,644	85,567	87,992
Investment in marketable securities	16,535	26,260	32,889	34,752	34,428
Tenant and other receivables	41,334	40,909	41,257	47,616	44,964
Related party receivables	27,287	27,293	31,711	29,408	35,674
Deferred rents receivable	252,555	249,998	250,028	248,313	254,277
Deferred costs, net	115,952	118,829	122,294	124,495	124,637
Other assets	571,117	277,487	308,960	262,841	347,407

Total Assets	$12,716,050	$10,704,883	$11,014,965	$11,066,629	$10,855,859

Supplemental Information	13	Third Quarter 2022

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Liabilities
Mortgages and other loans payable	$3,237,390	$1,526,023	$1,349,700	$1,399,923	$1,428,734
Unsecured term loans	1,250,000	1,250,000	1,250,000	1,250,000	1,500,000
Unsecured notes	599,996	900,422	900,669	900,915	901,160
Revolving credit facility	450,000	130,000	500,000	390,000	220,000
Deferred financing costs	(22,898)	(24,840)	(21,710)	(23,808)	(15,004)
Total debt, net of deferred financing costs	5,514,488	3,781,605	3,978,659	3,917,030	4,034,890
Accrued interest	18,705	11,862	21,545	12,698	20,777
Accounts payable and accrued expenses	175,203	145,237	139,460	157,571	137,946
Deferred revenue	280,251	104,295	110,631	107,275	120,567
Lease liability - financing leases	103,888	103,561	103,238	102,914	125,168
Lease liability - operating leases	911,756	852,614	852,194	851,370	437,357
Dividends and distributions payable	24,362	24,456	23,628	187,372	23,958
Security deposits	50,926	54,696	54,179	52,309	54,366
Liabilities related to assets held for sale	—	—	64,041	64,120	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	312,564	264,876	276,254	195,390	157,375
Total liabilities	7,492,143	5,443,202	5,723,829	5,748,049	5,212,404

Noncontrolling interest in operating partnership
(3,759 units outstanding) at 9/30/2022	293,743	334,974	374,078	344,252	362,737
Preferred units	177,943	177,943	177,943	196,075	198,503

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,376
issued and outstanding at 9/30/2022, including 1,060 shares held in treasury	655	655	653	672	680
Additional paid–in capital	3,780,286	3,801,272	3,792,689	3,739,409	3,774,119
Treasury stock	(128,655)	(128,655)	(128,655)	(126,160)	(126,160)
Accumulated other comprehensive income (loss)	57,574	8,595	(7,261)	(46,758)	(60,597)
Retained earnings	755,862	779,999	846,646	975,781	1,258,232
Total SL Green Realty Corp. stockholders' equity	4,687,654	4,683,798	4,726,004	4,764,876	5,068,206

Noncontrolling interest in other partnerships	64,567	64,966	13,111	13,377	14,009

Total equity	4,752,221	4,748,764	4,739,115	4,778,253	5,082,215

Total Liabilities and Equity	$12,716,050	$10,704,883	$11,014,965	$11,066,629	$10,855,859

Supplemental Information	14	Third Quarter 2022

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2022	2021	2022	2022	2021
Revenues
Rental revenue, net	$142,962	$142,703	$136,494	$415,932	$469,429
Escalation and reimbursement revenues	19,990	12,660	18,738	58,283	58,634
Investment income	29,513	20,072	20,407	69,808	59,452
Other income	19,991	29,766	25,806	57,842	61,895
Total Revenues, net	212,456	205,201	201,445	601,865	649,410

Expenses
Operating expenses	45,011	40,684	39,557	127,151	126,851
Operating lease rent	7,388	6,557	6,477	20,429	20,003
Real estate taxes	35,111	32,139	30,819	96,677	121,318
Transaction related costs	292	190	1	321	215
Marketing, general and administrative	21,276	23,477	23,522	69,574	68,426
Total Operating Expenses	109,078	103,047	100,376	314,152	336,813

Equity in net income (loss) from unconsolidated joint ventures	(21,997)	(15,487)	(4,550)	(31,262)	(31,321)

Operating Income	81,381	86,667	96,519	256,451	281,276

Interest expense, net of interest income	21,824	14,807	14,960	51,854	57,155
Amortization of deferred financing costs	2,043	2,345	1,917	5,908	9,505
Depreciation and amortization	48,462	49,277	46,914	142,359	169,534

Income from Continuing Operations (1)	9,052	20,238	32,728	56,330	45,082

Gain (loss) on sale of real estate and discontinued operations	4,276	187,766	(64,378)	(61,104)	285,338
Equity in net loss on sale of joint venture interest / real estate	—	(1,280)	(131)	(131)	(5,438)
Purchase price and other fair value adjustments	(1,117)	208,810	(6,168)	(7,348)	209,527
Depreciable real estate reserves	—	—	—	—	(5,696)
Net Income (Loss)	12,211	415,534	(37,949)	(12,253)	528,813

Net loss (income) attributable to noncontrolling interests	502	(21,768)	(591)	(438)	(26,035)
Dividends on preferred units	(1,598)	(1,823)	(1,599)	(4,844)	(5,492)

Net Income (Loss) Attributable to SL Green Realty Corp	11,115	391,943	(40,139)	(17,535)	497,286

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)

Net Income (Loss) Attributable to Common Stockholders	$7,377	$388,205	$(43,876)	$(28,748)	$486,073

Earnings per share - Net income (loss) per share (basic) (2)	$0.11	$5.95	$(0.70)	$(0.47)	$7.29
Earnings per share - Net income (loss) per share (diluted) (2)	$0.11	$5.91	$(0.70)	$(0.47)	$7.24

(1) Before gain (loss) on sale, equity in net loss, purchase price and other fair value adjustments and depreciable real estate reserves shown below.
(2) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The basic and diluted Earnings per share have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	15	Third Quarter 2022

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2022	2021	2022	2022	2021
Funds from Operations
Net Income (Loss) Attributable to Common Stockholders	$7,377	$388,205	$(43,876)	$(28,748)	$486,073

Depreciation and amortization	48,462	49,277	46,914	142,359	169,534
Joint ventures depreciation and noncontrolling interests adjustments	63,890	61,733	61,030	185,352	176,920
Net (loss) income attributable to noncontrolling interests	(502)	21,768	591	438	26,035
(Gain) loss on sale of real estate and discontinued operations	(4,276)	(187,766)	64,378	61,104	(285,338)
Equity in net loss on sale of joint venture property / real estate	—	1,280	131	131	5,438
Purchase price and other fair value adjustments	—	(206,779)	—	—	(209,443)
Depreciable real estate reserves	—	—	—	—	5,696
Non-real estate depreciation and amortization	(709)	(754)	(415)	(1,845)	(1,953)
Funds From Operations	$114,242	$126,964	$128,753	$358,791	$372,962

Funds From Operations - Basic per Share (1)	$1.67	$1.84	$1.89	$5.24	$5.29

Funds From Operations - Diluted per Share (1)	$1.66	$1.83	$1.87	$5.18	$5.25

Funds From Operations - Pro forma per Share (2)	$1.66	$1.78	$1.87	$5.18	$5.10

Funds Available for Distribution
FFO	$114,242	$126,964	$128,753	$358,791	$372,962

Non real estate depreciation and amortization	709	754	415	1,845	1,953
Amortization of deferred financing costs	2,043	2,345	1,917	5,908	9,505
Non-cash deferred compensation	13,145	11,549	12,892	39,719	35,590
FAD adjustment for joint ventures	(34,438)	(23,968)	(22,178)	(84,831)	(64,067)
Straight-line rental income and other non-cash adjustments	(15,750)	(2,788)	4,961	(13,352)	(11,303)
Second cycle tenant improvements	(7,559)	(6,106)	(11,168)	(25,279)	(17,782)
Second cycle leasing commissions	(2,513)	(2,204)	(2,253)	(8,518)	(5,596)
Revenue enhancing recurring CAPEX	(1,916)	(420)	(406)	(3,040)	(1,453)
Non-revenue enhancing recurring CAPEX	(3,041)	(5,402)	(5,482)	(13,382)	(12,977)
Reported Funds Available for Distribution	$64,922	$100,724	$107,451	$257,861	$306,832

First cycle tenant improvements	$—	$12	$—	$—	$1,366
First cycle leasing commissions	$—	$174	$—	$—	$324
Development costs	$12,234	$36,749	$12,566	$32,636	$88,400
Redevelopment costs	$13,774	$3,276	$9,526	$28,778	$9,312
Capitalized interest	$19,660	$20,141	$18,351	$55,952	$58,395

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The basic and diluted FFO per share numbers have been retroactively adjusted to reflect the impact of the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	16	Third Quarter 2022

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	Total

Balance at December 31, 2021	$221,932	$672	$3,739,409	$(126,160)	$975,781	$13,377	$(46,758)	$4,778,253

Net loss					(17,535)	2,269		(15,266)
Acquisition of subsidiary interest from noncontrolling interest			(29,742)			(75)		(29,817)
Preferred dividends					(11,213)			(11,213)
Dividends declared ($2.80 per common share)					(178,512)			(178,512)
Distributions to noncontrolling interests						(3,168)		(3,168)
Issuance of stock dividend and reverse stock split			163,115	(2,495)				160,620
Other comprehensive income - net unrealized gain on derivative instruments							81,392	81,392
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							23,549	23,549
Other comprehensive loss - net unrealized loss on marketable securities							(609)	(609)
DRSPP proceeds			339					339
Repurchases of common stock		(20)	(114,979)		(36,198)			(151,197)
Contributions to consolidated joint ventures						52,164		52,164
Reallocation of noncontrolling interests in the Operating Partnership					23,539			23,539
Deferred compensation plan and stock awards, net		3	22,144					22,147
Balance at September 30, 2022	$221,932	$655	$3,780,286	$(128,655)	$755,862	$64,567	$57,574	$4,752,221

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2021	66,306,363	3,986,960	—	70,293,323

YTD share activity	(1,990,782)	(227,887)	—	(2,218,669)
Share Count at September 30, 2022	64,315,581	3,759,073	—	68,074,654

Weighting factor	131,472	344,729	697,649	1,173,850
Weighted Average Share Count at September 30, 2022 - Diluted	64,447,053	4,103,802	697,649	69,248,504

Supplemental Information	17	Third Quarter 2022

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	September 30, 2022		June 30, 2022		March 31, 2022

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,759,369	$1,879,762	$3,759,369	$1,879,762	$3,691,322	$1,856,135
Building and improvements	12,281,349	6,246,144	11,888,044	6,110,935	11,639,988	6,001,877
Building leasehold and improvements	1,108,043	420,096	437,503	208,776	436,877	208,650
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	258,657	124,810	258,657	124,810	258,657	124,810
	18,148,250	9,016,301	17,084,405	8,669,772	16,767,676	8,536,961
Less: accumulated depreciation	(2,418,501)	(1,156,028)	(2,002,735)	(1,004,841)	(1,982,402)	(960,191)
Net real estate	15,729,749	7,860,273	15,081,670	7,664,931	14,785,274	7,576,770

Cash and cash equivalents	300,558	142,085	295,460	144,373	310,411	150,238
Restricted cash	419,495	243,460	446,858	268,307	441,533	277,542
Tenant and other receivables	49,476	26,216	45,203	22,571	47,670	24,553
Deferred rents receivable	556,290	308,268	533,938	294,357	514,813	279,948
Deferred costs, net	307,668	171,334	283,920	165,252	286,607	165,725
Other assets	2,297,191	941,887	1,551,968	703,618	1,510,345	702,565

Total Assets	$19,660,427	$9,693,523	$18,239,017	$9,263,409	$17,896,653	$9,177,341

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $129,765 at 9/30/2022, of which $66,771 is SLG share	$12,198,081	$6,067,860	$11,288,592	$5,787,699	$11,118,335	$5,708,426
Accrued interest	36,639	15,607	29,379	12,950	28,939	12,563
Accounts payable and accrued expenses	296,705	120,575	237,710	99,894	244,145	107,926
Deferred revenue	1,117,156	500,046	1,122,206	499,916	1,141,181	514,004
Lease liability - financing leases	744,972	346,635	744,819	346,664	744,650	346,685
Lease liability - operating leases	242,418	119,151	252,991	123,018	254,903	123,993
Security deposits	36,135	19,878	35,588	19,559	27,651	13,654
Other liabilities	73,914	47,345	76,459	49,017	68,222	47,816
Equity	4,914,407	2,456,426	4,451,273	2,324,692	4,268,627	2,302,274

Total Liabilities and Equity	$19,660,427	$9,693,523	$18,239,017	$9,263,409	$17,896,653	$9,177,341

Supplemental Information	18	Third Quarter 2022

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	September 30, 2022		June 30, 2022		September 30, 2021

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$275,103	$140,527	$271,629	$137,979	$268,300	$130,025
Escalation and reimbursement revenues	51,744	27,139	47,177	24,386	39,868	18,612
Investment income	1,395	386	1,228	307	1,242	310
Other income	2,463	1,476	11,665	6,746	4,878	1,984
Total Revenues, net	330,705	169,528	331,699	169,418	314,288	150,931

Loss on early extinguishment of debt	—	—	(467)	(318)	(1,158)	(748)

Expenses
Operating expenses	59,841	31,586	53,572	27,940	54,157	27,078
Operating lease rent	6,616	3,148	6,581	3,136	5,644	2,824
Real estate taxes	66,594	33,619	59,394	29,806	58,367	28,228
Total Operating Expenses	133,051	68,353	119,547	60,882	118,168	58,130

Operating Income	197,654	101,175	211,685	108,218	194,962	92,053

Interest expense, net of interest income	112,747	55,247	98,317	47,336	90,710	41,865
Amortization of deferred financing costs	7,116	3,120	6,695	2,894	10,661	4,766
Depreciation and amortization	116,511	60,453	113,959	59,325	119,537	60,111
Net Loss	(38,720)	(17,645)	(7,286)	(1,337)	(25,946)	(14,689)

Real estate depreciation	116,504	60,449	113,956	59,324	119,530	60,111
FFO Contribution	$77,784	$42,804	$106,670	$57,987	$93,584	$45,422

FAD Adjustments:
Non real estate depreciation and amortization	$7	$4	$3	$1	$7	$—
Amortization of deferred financing costs	7,116	3,120	6,695	2,894	10,661	4,766
Straight-line rental income and other non-cash adjustments	(30,171)	(19,179)	(27,616)	(18,724)	(36,785)	(21,007)
Second cycle tenant improvement	(28,120)	(15,709)	(8,495)	(4,481)	(2,325)	(1,144)
Second cycle leasing commissions	(483)	(280)	(1,296)	(707)	(9,205)	(4,570)
Revenue enhancing recurring CAPEX	(8)	(4)	—	—	(220)	(23)
Non-revenue enhancing recurring CAPEX	(4,661)	(2,390)	(2,536)	(1,161)	(3,632)	(1,990)
Total FAD Adjustments	$(56,320)	$(34,438)	$(33,245)	$(22,178)	$(41,499)	$(23,968)

First cycle tenant improvement	$9,231	$3,012	$502	$268	$105	$49
First cycle leasing commissions	$125	$58	$103	$51	$1,238	$449
Development costs	$141,278	$45,714	$99,888	$31,171	$85,200	$54,619
Redevelopment costs	$1,408	$719	$3,969	$2,024	$1,165	$608
Capitalized interest	$12,219	$4,281	$8,139	$3,518	$11,044	$6,156

Supplemental Information	19	Third Quarter 2022

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended		Nine Months Ended
	September 30, 2022		September 30, 2021

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$831,488	$421,536	$767,145	$361,955
Escalation and reimbursement revenues	139,829	71,823	118,657	52,846
Investment income	3,838	996	3,685	920
Other income	22,515	12,718	15,530	5,179
Total Revenues, net	997,670	507,073	905,017	420,900

Loss on early extinguishment of debt	(467)	(325)	(2,484)	(1,689)

Expenses
Operating expenses	173,327	89,787	142,800	66,636
Operating lease rent	19,465	9,316	16,931	8,472
Real estate taxes	186,710	93,311	166,974	77,211
Total Operating Expenses	379,502	192,414	326,705	152,319

Operating Income	617,701	314,334	575,828	266,892

Interest expense, net of interest income	305,977	147,820	248,588	109,566
Amortization of deferred financing costs	20,568	8,904	24,249	11,196
Depreciation and amortization	343,183	177,908	351,372	173,923
Net Loss	(52,027)	(20,298)	(48,381)	(27,793)

Real estate depreciation	343,167	177,902	350,837	173,819
FFO Contribution	$291,140	$157,604	$302,456	$146,026

FAD Adjustments:
Non real estate depreciation and amortization	$16	$6	$535	$104
Amortization of deferred financing costs	20,568	8,904	24,249	11,196
Straight-line rental income and other non-cash adjustments	(95,915)	(61,405)	(100,306)	(59,506)
Second cycle tenant improvement	(42,032)	(23,129)	(7,447)	(3,813)
Second cycle leasing commissions	(9,928)	(5,142)	(15,288)	(8,119)
Revenue enhancing recurring CAPEX	(683)	(53)	(526)	(350)
Non-revenue enhancing recurring CAPEX	(8,021)	(4,012)	(6,553)	(3,579)
Total FAD Adjustments	$(135,995)	$(84,831)	$(105,336)	$(64,067)

First cycle tenant improvement	$10,767	$3,811	$3,205	$1,449
First cycle leasing commissions	$3,145	$1,603	$1,292	$463
Development costs	$316,459	$104,768	$327,117	$206,471
Redevelopment costs	$6,047	$3,028	$6,805	$3,441
Capitalized interest	$27,550	$11,075	$31,574	$19,031

Supplemental Information	20	Third Quarter 2022

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2022	2021	2022	2022	2021

Net Operating Income (1)	$85,093	$85,955	$90,491	$262,677	$281,515
SLG share of NOI from unconsolidated JVs	99,398	91,632	102,549	304,138	266,023
NOI, including SLG share of unconsolidated JVs	184,491	177,587	193,040	566,815	547,538
Partners' share of NOI - consolidated JVs	26	54	29	21	283
NOI - SLG share	$184,517	$177,641	$193,069	$566,836	$547,821

NOI, including SLG share of unconsolidated JVs	$184,491	$177,587	$193,040	$566,815	$547,538
Free rent (net of amortization)	(11,070)	(9,608)	(8,242)	(30,801)	(35,262)
Amortization of acquired above and below-market leases, net	(4,575)	(4,600)	(4,277)	(13,343)	(9,942)
Straight-line revenue adjustment	(3,558)	(8,454)	(4,352)	(14,877)	(20,066)
Straight-line tenant credit loss	671	268	(2,191)	(2,030)	(794)
Operating lease straight-line adjustment	(1,757)	476	715	(2,548)	1,430
Cash NOI, including SLG share of unconsolidated JVs	164,202	155,669	174,693	503,216	482,904
Partners' share of cash NOI - consolidated JVs	26	51	28	17	273
Cash NOI - SLG share	$164,228	$155,720	$174,721	$503,233	$483,177

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended September 30, 2022		Nine Months Ended September 30, 2022

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$166,054	$148,828	$503,497	$443,838
Retail Operating Properties	7,861	7,818	23,556	23,374
Residential Operating Properties	911	911	2,739	2,739
Suburban Operating Properties	1,894	1,895	5,838	6,007
Development/Redevelopment	4,872	4,794	17,977	19,327
Total Operating and Development	181,592	164,246	553,607	495,285
Property Dispositions (2)	(270)	(270)	(885)	(882)
Other (3)	3,195	252	14,114	8,830
Total	$184,517	$164,228	$566,836	$503,233

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	21	Third Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$121,363	$118,897	2.1%	$122,417	$366,709	$359,790	1.9%
Escalation & reimbursement revenues	17,761	11,246	57.9%	17,161	52,668	40,168	31.1%
Other income	2,583	2,037	26.8%	788	3,604	3,215	12.1%
Total Revenues	$141,707	$132,180	7.2%	$140,366	$422,981	$403,173	4.9%

Expenses
Operating expenses	$33,542	$30,136	11.3%	$31,012	$95,726	$83,084	15.2%
Operating lease rent	6,106	6,106	—%	6,106	18,317	18,317	0.0%
Real estate taxes	29,048	27,491	5.7%	27,642	84,256	93,081	(9.5)%
Total Operating Expenses	$68,696	$63,733	7.8%	$64,760	$198,299	$194,482	2.0%

Operating Income	$73,011	$68,447	6.7%	$75,606	$224,682	$208,691	7.7%

Interest expense & amortization of financing costs	$15,673	$12,171	28.8%	$12,084	$39,608	$36,805	7.6%
Depreciation & amortization	38,253	39,015	(2.0)%	39,356	116,288	117,786	(1.3)%

Income before noncontrolling interest	$19,085	$17,261	10.6%	$24,166	$68,786	$54,100	27.1%
Real estate depreciation & amortization	38,253	39,015	(2.0)%	39,356	116,288	117,786	(1.3)%
FFO Contribution	$57,338	$56,276	1.9%	$63,522	$185,074	$171,886	7.7%

Non–building revenue	(2,044)	(171)	1,095.3%	(283)	(2,384)	(237)	905.9%

Interest expense & amortization of financing costs	15,673	12,171	28.8%	12,084	39,608	36,805	7.6%
Non-real estate depreciation	—	—	—%	—	—	—	0.0%
NOI	$70,967	$68,276	3.9%	$75,323	$222,298	$208,454	6.6%

Cash Adjustments
Free rent (net of amortization)	$(3,463)	$(2,395)	44.6%	$(234)	$(5,238)	$(8,774)	(40.3)%
Straight-line revenue adjustment	1,145	991	15.5%	714	2,116	2,824	(25.1)%
Amortization of acquired above and below-market leases, net	13	(100)	(113.0)%	13	(35)	(295)	(88.1)%
Operating lease straight-line adjustment	204	204	—%	204	611	611	0.0%
Straight-line tenant credit loss	694	93	646.2%	(1,579)	(1,544)	(510)	202.7%
Cash NOI	$69,560	$67,069	3.7%	$74,441	$218,208	$202,310	7.9%

Lease termination income	(531)	(1,856)	(71.4)%	(495)	(1,194)	(2,956)	(59.6)%
Cash NOI excluding lease termination income	$69,029	$65,213	5.9%	$73,946	$217,014	$199,354	8.9%

Operating Margins
NOI to real estate revenue, net	50.8%	51.7%		53.8%	52.9%	51.7%
Cash NOI to real estate revenue, net	49.8%	50.8%		53.1%	51.9%	50.2%

NOI before operating lease rent/real estate revenue, net	55.2%	56.3%		58.1%	57.2%	56.3%
Cash NOI before operating lease rent/real estate revenue, net	54.0%	55.3%		57.4%	56.1%	54.6%

Supplemental Information	22	Third Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$99,437	$107,587	(7.6)%	$101,621	$306,416	$316,827	(3.3)%
Escalation & reimbursement revenues	15,827	16,492	(4.0)%	16,338	47,835	50,640	(5.5)%
Other income	173	1,368	(87.4)%	4,403	8,687	3,237	168.4%
Total Revenues	$115,437	$125,447	(8.0)%	$122,362	$362,938	$370,704	(2.1)%

Expenses
Operating expenses	$21,061	$19,208	9.6%	$19,214	$60,624	$52,883	14.6%
Operating lease rent	2,824	2,824	—%	2,824	8,472	8,472	—%
Real estate taxes	23,488	22,546	4.2%	22,604	68,719	70,366	(2.3)%
Total Operating Expenses	$47,373	$44,578	6.3%	$44,642	$137,815	$131,721	4.6%

Operating Income	$68,064	$80,869	(15.8)%	$77,720	$225,123	$238,983	(5.8)%

Interest expense & amortization of financing costs	$38,875	$33,224	17.0%	$34,682	$106,324	$98,928	7.5%
Depreciation & amortization	43,425	46,804	(7.2)%	45,285	133,023	143,262	(7.1)%

(Loss) income before noncontrolling interest	$(14,236)	$841	(1,792.7)%	$(2,247)	$(14,224)	$(3,207)	343.5%
Real estate depreciation & amortization	43,425	46,804	(7.2)%	45,285	133,023	143,262	(7.1)%
FFO Contribution	$29,189	$47,645	(38.7)%	$43,038	$118,799	$140,055	(15.2)%

Non–building revenue	(100)	(198)	(49.5)%	(75)	(230)	(1,781)	(87.1)%

Interest expense & amortization of financing costs	38,875	33,224	17.0%	34,682	106,324	98,928	7.5%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$67,964	$80,671	(15.8)%	$77,645	$224,893	$237,202	(5.2)%

Cash Adjustments
Free rent (net of amortization)	$2,322	$2,923	(20.6)%	$1,776	$4,313	$1,498	187.9%
Straight-line revenue adjustment	2,357	(5,234)	(145.0)%	1,542	5,812	(14,071)	(141.3)%
Amortization of acquired above and below-market leases, net	(4,563)	(4,876)	(6.4)%	(4,457)	(13,616)	(13,979)	(2.6)%
Operating lease straight-line adjustment	192	232	(17.2)%	192	577	697	(17.2)%
Straight-line tenant credit loss	(27)	179	(115.1)%	(600)	(475)	389	(222.1)%
Cash NOI	$68,245	$73,895	(7.6)%	$76,098	$221,504	$211,736	4.6%

Lease termination income	(65)	(1,217)	(94.7)%	(4,328)	(8,445)	(1,471)	474.1%
Cash NOI excluding lease termination income	$68,180	$72,678	(6.2)%	$71,770	$213,059	$210,265	1.3%

Operating Margins
NOI to real estate revenue, net	58.9%	64.4%		63.5%	62.0%	64.3%
Cash NOI to real estate revenue, net	59.2%	59.0%		62.2%	61.1%	57.4%

NOI before operating lease rent/real estate revenue, net	61.4%	66.7%		65.8%	64.3%	66.6%
Cash NOI before operating lease rent/real estate revenue, net	61.5%	61.1%		64.4%	63.2%	59.5%

Supplemental Information	23	Third Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$121,363	$118,897	2.1%	$122,417	$366,709	$359,790	1.9%
Escalation & reimbursement revenues	17,761	11,246	57.9%	17,161	52,668	40,168	31.1%
Other income	2,583	2,037	26.8%	788	3,604	3,215	12.1%
Total Revenues	$141,707	$132,180	7.2%	$140,366	$422,981	$403,173	4.9%

Equity in net income (loss) from unconsolidated joint ventures (1)	$(14,236)	$841	(1,792.7)%	$(2,247)	$(14,224)	$(3,207)	343.5%
Expenses
Operating expenses	$33,542	$30,136	11.3%	$31,012	$95,726	$83,084	15.2%
Operating lease rent	6,106	6,106	—%	6,106	18,317	18,317	—%
Real estate taxes	29,048	27,491	5.7%	27,642	84,256	93,081	(9.5)%
Total Operating Expenses	$68,696	$63,733	7.8%	$64,760	$198,299	$194,482	2.0%

Operating Income	$58,775	$69,288	(15.2)%	$73,359	$210,458	$205,484	2.4%

Interest expense & amortization of financing costs	$15,673	$12,171	28.8%	$12,084	$39,608	$36,805	7.6%
Depreciation & amortization	38,253	39,015	(2.0)%	39,356	116,288	117,786	(1.3)%

Income before noncontrolling interest	$4,849	$18,102	(73.2)%	$21,919	$54,562	$50,893	7.2%
Real estate depreciation & amortization	38,253	39,015	(2.0)%	39,356	116,288	117,786	(1.3)%
Joint Ventures Real estate depreciation & amortization (1)	43,425	46,804	(7.2)%	45,285	133,023	143,262	(7.1)%
FFO Contribution	$86,527	$103,921	(16.7)%	$106,560	$303,873	$311,941	(2.6)%

Non–building revenue	(2,044)	(171)	1,095.3%	(283)	(2,384)	(237)	905.9%
Joint Ventures Non–building revenue (1)	(100)	(198)	(49.5)%	(75)	(230)	(1,781)	(87.1)%

Interest expense & amortization of financing costs	15,673	12,171	28.8%	12,084	39,608	36,805	7.6%
Joint Ventures Interest expense & amortization of financing costs (1)	38,875	33,224	17.0%	34,682	106,324	98,928	7.5%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$138,931	$148,947	(6.7)%	$152,968	$447,191	$445,656	0.3%

Cash Adjustments
Non-cash adjustments	$(1,407)	$(1,207)	16.6%	$(882)	$(4,090)	$(6,144)	(33.4)%
Joint Ventures non-cash adjustments (1)	281	(6,776)	(104.1)%	(1,547)	(3,389)	(25,466)	(86.7)%
Cash NOI	$137,805	$140,964	(2.2)%	$150,539	$439,712	$414,046	6.2%

Lease termination income	$(531)	$(1,856)	(71.4)%	$(495)	$(1,194)	$(2,956)	(59.6)%
Joint Ventures lease termination income (1)	(65)	(1,217)	(94.7)%	(4,328)	(8,445)	(1,471)	474.1%
Cash NOI excluding lease termination income	$137,209	$137,891	(0.5)%	$145,716	$430,073	$409,619	5.0%

Operating Margins
NOI to real estate revenue, net	54.5%	57.9%		58.3%	57.1%	57.7%
Cash NOI to real estate revenue, net	54.0%	54.8%		57.4%	56.1%	53.6%

NOI before operating lease rent/real estate revenue, net	58.0%	61.4%		61.7%	60.5%	61.2%
Cash NOI before operating lease rent/real estate revenue, net	57.4%	58.1%		60.6%	59.4%	56.9%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	24	Third Quarter 2022

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

				Principal			2022	Current		Principal	As-Of	Final
			Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity
Fixed rate debt			Interest (%)	9/30/2022	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)
Secured fixed rate debt
420 Lexington Avenue			100.0	$284,492	3.99%		$5,596	Oct-24		$272,749	—	Oct-40
Landmark Square			100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27
485 Lexington Avenue			100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27
245 Park Avenue			100.0	1,712,750	4.22%		—	Jun-27		1,712,750	—	Jun-27
				$2,547,242	4.23%		$5,596			$2,535,499
Unsecured fixed rate debt
Unsecured notes				$499,996	3.25%		$—	Oct-22	(3)	$500,000	—	Oct-22
Term loan B (swapped)				200,000	4.01%		—	Nov-24		200,000	—	Nov-24
Unsecured notes				100,000	4.27%		—	Dec-25		100,000	—	Dec-25
Term loan A (swapped)				1,050,000	2.41%	(4)	—	May-27	(4)	1,050,000	—	May-27
Junior subordinated deferrable interest debentures (swapped)				100,000	1.46%		—	Jul-35		100,000	—	Jul-35
				$1,949,996	2.83%		$—			$1,950,000

	Total Fixed Rate Debt			$4,497,238	3.62%		$5,596			$4,485,499
Floating rate debt
Secured floating rate debt
185 Broadway / 7 Dey (LIBOR + 285 bps)			100.0	$210,148	5.99%		$—	Nov-22	(5)	$210,148	—	Nov-23
719 Seventh Avenue (LIBOR + 120 bps)			75.0	50,000	4.34%		—	Sep-23		50,000	—	Sep-23
690 Madison (LIBOR + 150 bps)			100.0	60,000	4.64%		—	Jul-24		60,000	—	Jul-25
100 Church Street (SOFR + 200 bps)			100.0	370,000	4.98%		—	Jun-25		370,000	—	Jun-27
				$690,148	5.21%		$—			$690,148
Unsecured floating rate debt
Revolving credit facility (SOFR + 115 bps) (6)				$450,000	4.13%		$—	May-26		$450,000	May-27	May-27
				$450,000	4.13%		$—			$450,000

	Total Floating Rate Debt			$1,140,148	4.79%		$—			$1,140,148

	Total Debt - Consolidated			$5,637,386	3.86%		$5,596			$5,625,647

	Deferred financing costs			(22,898)
	Total Debt - Consolidated, net			$5,614,488	3.86%

	Total Debt - Joint Venture, net			$6,067,860	4.11%

Total Debt including SLG share of unconsolidated JV Debt				$11,772,017	3.99%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt				$10,308,659	3.64%

(1) Coupon for floating rate debt determined using the effective LIBOR or Term SOFR rate at the end of the quarter of 3.14% and 2.98%, respectively. Coupon for loans that are subject to LIBOR floors, Term SOFR floors, or interest rate caps were determined using the LIBOR floors, Term SOFR floors, or interest rate cap strike rate.
(2) Reflects exercise of all available extension options, which may be subject to conditions.								Revolving Credit Facility Covenants
(3) Debt was repaid at maturity.											Actual	Required
(4) Represents a blended fixed rate inclusive of the effect of the following swaps:								Total Debt / Total Assets			43.6%	Less than 60%
Term Loan A (swapped)								Fixed Charge Coverage			2.56x	Greater than 1.4x
Notional Value	Rate	Maturity Date						Maximum Secured Indebtedness			26.6%	Less than 50%
50,000,000	0.63%	Feb-23						Maximum Unencumbered Leverage Ratio			41.4%	Less than 60%
400,000,000	0.18%	Feb-23
100,000,000	1.16%	Jul-23						Unsecured Notes Covenants
200,000,000	1.13%	Jul-23									Actual	Required
150,000,000	2.70%	Jan-24						Total Debt / Total Assets			43.4%	Less than 60%
150,000,000	2.72%	Jan-26						Secured Debt / Total Assets			28.3%	Less than 40%
(5) In October 2022 this loan was extended one year.								Debt Service Coverage			2.80x	Greater than 1.5x
(6) Spread includes 10 basis point Term SOFR adjustment.								Unencumbered Assets / Unsecured Debt			301.9%	Greater than 150%

Supplemental Information	25	Third Quarter 2022

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2022 Principal	Current		Principal	As-Of	Final
	Ownership	9/30/2022			Amortization		Maturity		Due at Maturity	Right	Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22	(3)	$32,748	—	Jul-22
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22	(3)	38,788	—	Jul-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22	(4)	105,000	—	Oct-22
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22	(4)	32,500	—	Oct-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Apr-28
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Jun-23
1515 Broadway	56.9	787,296	447,728	3.93%		11,103	Mar-25		419,372	—	Mar-25
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Sep-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-26
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		299,400	—	Nov-27
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(5)	—	Jul-31		2,130,300	—	Jul-31
Total Fixed Rate Debt		$8,006,624	$4,292,458	3.53%	(6)	$11,103			$4,264,102
Floating rate debt
1552 Broadway (LIBOR + 265 bps)	50.0	$193,132	$96,566	5.79%		$—	Oct-22		$96,566	—	Oct-22
121 Greene Street (LIBOR + 200 bps)	50.0	12,636	6,318	5.14%		—	Nov-22		6,318	—	Nov-22
2 Herald Square (LIBOR + 195 bps)	51.0	192,500	98,175	5.09%		—	Nov-22		98,175	—	Nov-23
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	4.59%		—	Jan-23		6,900	—	Jan-23
220 East 42nd (LIBOR + 275 bps)	51.0	510,000	260,100	5.75%		—	Jun-23		260,100	—	Jun-25
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	6.54%		—	Sep-23		33,431	—	Sep-23
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	4.87%		—	Sep-22		600,000	Sep-24	Sep-24
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640	5.39%		—	Dec-23		179,640	—	Dec-25
15 Beekman (LIBOR + 150 bps)	20.0	73,136	14,627	4.64%		—	Jan-24		14,627	—	Jul-25
5 Times Square (SOFR + 469 bps)	31.6	847,469	267,377	7.67%		—	Sep-24		267,377	—	Sep-26
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000	4.49%		—	Feb-25		121,000	—	Feb-25
450 Park Avenue (SOFR + 210 bps)	25.1	267,000	67,017	5.08%		—	Jun-25		67,017	—	Jun-27
One Madison Avenue (LIBOR + 335 bps)	25.5	356,201	90,831	3.90%		—	Nov-25		90,831	—	Nov-26
21 East 66th Street (T 12 mos + 275 bps)	32.3	598	191	6.80%		15	Jun-33		2	—	Jun-33
Total Floating Rate Debt		$4,321,222	$1,842,173	5.48%	(6)	$15			$1,841,984
Total unconsolidated JV Debt		$12,327,846	$6,134,631	4.11%	(6)	$11,118			$6,106,086
	Deferred financing costs	(129,765)	(66,771)
Total unconsolidated JV Debt, net		$12,198,081	$6,067,860	4.11%	(6)

(1) Coupon for floating rate debt determined using the effective LIBOR or Term SOFR rate at the end of the quarter of 3.14% and 2.98%, respectively. Coupon for loans that are subject to LIBOR floors, Term SOFR floors, or interest rate caps were determined using the LIBOR floors, Term SOFR floors, or interest rate cap strike rate.
(2) Reflects exercise of all available extension options, which may be subject to conditions.							Composition of Debt
(3) This loan matured in July 2022. The Company is in discussions with the lender on resolution.							Fixed Rate Debt
(4) In October 2022, the maturity date of the loan was extended by six months.							Consolidated			$4,497,238
(5) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.							SLG Share of JV			4,292,458
(6) Calculated based on SL Green's share of the outstanding debt.							Total Fixed Rate Debt			$8,789,696	74.7%

							Floating Rate Debt
							Consolidated			$1,140,148
							SLG Share of JV			1,842,173
										2,982,321	25.3%
							Floating Rate DPE and Other Investments			(189,449)	(1.6)%
							Total Floating Rate Debt			$2,792,872	23.7%
							Total Debt			$11,772,017

Supplemental Information	26	Third Quarter 2022

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	Ownership	2022 Scheduled		2023 Scheduled		2024 Scheduled		2025 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$1,727		$6,909		$6,909		$6,909		$89,358	2043
SL Green Headquarters at One Vanderbilt	100.0	204	(4)(5)	1,398	(4)(5)	1,695	(4)	1,736	(4)	92,963	2048
625 Madison Avenue	100.0	1,153		4,613		4,613		4,613		57,563	2054
SUMMIT One Vanderbilt	100.0	1,099	(4)	5,560	(4)	6,958	(4)	6,958	(4)	433,886	2070
885 Third Avenue	100.0	190		759		759		759		15,286	2080
420 Lexington Avenue	100.0	2,800		11,199		11,199		11,199		175,791	2080
711 Third Avenue	100.0	1,375		5,500		5,500		5,500		46,909	2083
Total		$8,548		$35,938		$37,633		$37,674		$911,756

Financing Leases
15 Beekman	100.0	$773		$3,133		$3,180		$3,228		$103,888	2119	(6)
Total		$773		$3,133		$3,180		$3,228		$103,888

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	33.3	$153		$614		$614		$614		$4,115	2029
650 Fifth Avenue (Floors 4-6)	50.0	448		1,790		1,790		1,790		16,145	2053
650 Fifth Avenue (Floors b-3)	50.0	361		1,458		1,569		1,569		31,388	2062
5 Times Square	31.6	—	(8)	—	(8)	—	(8)	—	(8)	—	2089
1560 Broadway	50.0	1,715		6,935		7,272		7,476		67,503	2114
Total		$2,677		$10,797		$11,245		$11,449		$119,151

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$1,674		$6,786		$7,364		$7,364		$101,167	2062
One Vanderbilt Avenue Garage	71.0	51		207		209		211		3,410	2069
2 Herald Square	51.0	1,836		7,467		7,654		7,845		221,259	2077	(6)
Total		$3,561		$14,460		$15,227		$15,420		$325,836

(1) Reflects remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of September 30, 2022.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) The 2022 and 2023 minimum cash payments reflect free rent.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

(8) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.

Supplemental Information	27	Third Quarter 2022

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

9/30/2021		$1,052,110	$1,069,522	7.28%	7.39%

Debt investment originations/fundings/accretion	(4)	89,466
Preferred Equity investment originations/accretion	(4)	3,397
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(56,250)
Reserves/Realized Losses		—
12/31/2021		$1,088,723	$1,119,010	7.22%	7.36%

Debt investment originations/fundings/accretion	(4)	16,615
Preferred Equity investment originations/accretion	(4)	8,937
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(6,405)
Reserves/Realized Losses		—
3/31/2022		$1,107,870	$1,101,609	7.28%	7.41%

Debt investment originations/fundings/accretion	(4)	19,289
Preferred Equity investment originations/accretion	(4)	6,921
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
6/30/2022		$1,134,080	$1,128,103	7.28%	7.21%

Debt investment originations/fundings/accretion	(4)	12,874
Preferred Equity investment originations/accretion	(4)	19,678
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(502,647)
Reserves/Realized Losses		—
9/30/2022		$663,985	$994,959	5.52%	6.36%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	28	Third Quarter 2022

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Senior Mortgage Debt	$32,616	$—	$32,616		$—	$344	5.02%	7.21%

Mezzanine Debt	156,833	356,647	513,480		1,663,817	$786	5.40%	6.27%

Preferred Equity	—	117,889	117,889		250,000	$746	6.46%	6.55%

Balance as of 09/30/22	$189,449	$474,536	$663,985	(4)		$757	5.52%	6.36%

	Debt and Preferred Equity Maturity Profile (4)
	2022	2023	2024	2025	2026 & Thereafter
Floating Rate	$50,186	$139,263	$—	$—	$—
Fixed Rate	—	299,757	6,890	30,000	137,889
Sub-total	$50,186	$439,020	$6,890	$30,000	$137,889

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.58 years. Approximately 27.0% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.11 years.

Supplemental Information	29	Third Quarter 2022

LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior			Yield At End
Investment Type	9/30/2022	Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$394,854	$1,063	Fixed	(4)

Preferred Equity	117,889	Multi-Family Rental	Manhattan	250,000	$746	Fixed	6.55%

Mezzanine Loan	74,390	Fee	Manhattan	281,147	$609	Fixed	14.16%

Mortgage and Mezzanine Loans	50,186	Multi-Family Rental	Manhattan	—	$530	Floating	10.27%

Mezzanine Loan	50,000	Office	Manhattan	275,000	$414	Floating	7.87%

Mezzanine Loan	42,091	Multi-Family Rental	Brooklyn	187,733	$377	Floating	15.68%

Mezzanine Loan	39,083	Office	Manhattan	186,084	$753	Floating	8.21%

Mezzanine Loan	30,000	Office	Manhattan	95,000	$642	Fixed	8.52%

Mezzanine Loan	20,000	Multi-Family Rental	Brooklyn	85,000	$762	Fixed	8.11%

Mezzanine Loan	13,366	Office	Manhattan	105,000	$1,563	Fixed	(5)

Total	$662,372

(1) Net of unamortized fees, discounts, and premiums. Does not reflect loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the third quarter of 2020 and continues to be on non-accrual as of September 30, 2022.
(5) Loan was put on non-accrual in the second quarter of 2020 and continues to be on non-accrual as of September 30, 2022.

Supplemental Information	30	Third Quarter 2022

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-22	Jun-22	Mar-22	Dec-21	Sep-21	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.4	90.1	90.1	90.1	90.1	98.9	$45,545	6.6	3.5	17
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	0.9	85.0	79.0	78.5	77.1	82.5	15,563	2.2	1.2	52
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.5	95.5	95.7	95.7	99.2	99.0	45,767	6.6	3.4	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.9	100.0	100.0	100.0	100.0	100.0	18,300	2.6	1.4	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.0	83.5	83.9	84.1	84.8	83.4	79,154	11.4	6.0	166
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	200,000	0.8	77.1	87.5	87.5	84.2	89.5	14,343	2.1	1.1	13
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.9	79.2	80.7	80.7	80.7	80.7	49,591	7.1	3.7	28
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.9	97.8	100.0	99.7	99.7	99.7	53,783	7.8	4.1	9
711 Third Avenue	100.0 (1)	Grand Central North	Leasehold Interest (1)	1	524,000	2.2	94.7	94.7	94.7	94.7	94.7	35,728	5.2	2.7	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.9	83.0	79.7	81.5	82.6	80.2	41,419	6.0	3.1	39
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.5	83.3	83.4	80.9	79.8	79.8	79,965	11.5	6.1	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.3	87.0	84.9	82.3	81.2	79.6	39,609	5.7	3.0	42

Subtotal / Weighted Average				12	8,180,345	34.2%	87.6%	87.8%	87.4%	87.5%	88.4%	$518,768	74.8%	39.3%	432

"Non Same Store"
245 Park Avenue	100.0	Park Avenue	Fee Interest	1	1,782,793	7.4	91.8	N/A	N/A	N/A	N/A	$174,966	25.2	13.3	16

Subtotal / Weighted Average				1	1,782,793	7.4%	91.8%	—	—	—	—	$174,966	25.2%	13.3%	16

Total / Weighted Average Consolidated Properties				13	9,963,138	41.6%	88.4%	87.8%	87.4%	87.5%	88.4%	$693,734	100.0%	52.6%	448

UNCONSOLIDATED PROPERTIES
"Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.5	80.0	80.0	95.8	95.8	95.8	$28,782		1.1	4
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.5	92.9	92.2	90.3	89.0	88.0	30,519		1.3	38
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	9.6	96.4	96.4	100.0	100.0	100.0	167,023		7.6	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.5	80.4	80.0	80.0	76.3	79.7	58,437		2.2	38
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.1	94.8	95.5	96.1	94.9	93.7	129,425		4.9	38
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.2	83.7	82.7	83.5	87.6	92.1	35,424		1.6	36
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.1	99.9	99.5	93.6	100.0	100.0	114,175		4.4	8
1515 Broadway	56.9	Times Square	Fee Interest	1	1,750,000	7.2	99.7	99.7	99.8	99.9	99.9	131,315		5.7	7
Worldwide Plaza	25.0	Westside	Fee Interest	1	2,048,725	8.6	91.7	91.6	91.5	95.1	95.4	143,159		2.7	21

Subtotal / Weighted Average				9	10,869,183	45.3%	93.8%	93.7%	94.3%	95.6%	95.9%	$838,259		31.5%	200

"Non Same Store"
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	1,657,198	6.9	95.1	94.1	93.5	86.6	78.7	$233,726		12.6	33
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	1,135,000	4.8	92.3	92.3	91.8	91.1	92.1	70,045		2.7	35
450 Park Avenue	25.1	Park Avenue	Fee Interest	1	337,000	1.4	79.8	78.4	N/A	N/A	N/A	32,856		0.6	22

Subtotal / Weighted Average				3	3,129,198	13.1%	92.4%	91.7%	92.8%	88.4%	84.1%	$336,627		15.9%	90

Total / Weighted Average Unconsolidated Properties				12	13,998,381	58.4%	93.5%	93.3%	94.0%	94.1%	93.5%	$1,174,886		47.4%	290

Manhattan Operating Properties Grand Total / Weighted Average				25	23,961,519	100.0%	91.4%	91.3%	91.5%	91.6%	91.6%	$1,868,620			738
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,319,379		100.0%
Manhattan Operating Properties Same Store Occupancy %					19,049,528	79.5%	91.2%	91.2%	91.3%	92.1%	92.7%
Manhattan Operating Properties Same Store Leased Occupancy %							92.1%	92.0%	92.7%	93.0%	93.2%

(1) The Company owns 50% of the fee interest.

Supplemental Information	31	Third Quarter 2022

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-22	Jun-22	Mar-22	Dec-21	Sep-21	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.4	100.0	100.0	100.0	100.0	100.0	$3,343	2.1	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.1	100.0	100.0	100.0	100.0	100.0	2,121	1.4	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.6	100.0	100.0	100.0	100.0	100.0	3,887	4.1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.2	100.0	100.0	100.0	100.0	100.0	1,658	1.7	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	21.6	100.0	100.0	100.0	100.0	100.0	38,256	39.1	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	37.5	90.4	90.4	90.4	90.4	100.0	50,648	11.3	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.1	—	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.0	88.3	88.3	88.3	88.3	88.3	29,885	30.5	3
Added to Same Store in 2022
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.0	100.0	100.0	100.0	100.0	100.0	2,100	1.6	1

Subtotal/Weighted Average				10	312,036	97.5%	90.9%	90.9%	90.9%	90.9%	94.6%	$131,898	91.8%	15

"Non Same Store" Retail
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	2.5	100.0	100.0	100.0	100.0	100.0	$4,000	8.2	1
Subtotal/Weighted Average				1	7,848	2.5%	100.0%	100.0%	100.0%	100.0%	100.0%	$4,000	8.2%	1

Total / Weighted Average Retail Properties				11	319,884	100.0%	91.2%	91.2%	91.2%	91.2%	94.8%	$135,898	100.0%	16

Residential Properties
	Ownership			# of		Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (1)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Units	Sep-22	Jun-22	Mar-22	Dec-21	Sep-21	($'s)	(SLG%)	($'s)

"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	1	140,382	209	85.6	76.1	59.3	30.1	3.3	$10,907	100.0	$5,078
Subtotal/Weighted Average				1	140,382	209	85.6%	76.1%	59.3%	30.1%	3.3%	$10,907	100.0%	$5,078

Total / Weighted Average Residential Properties				1	140,382	209	85.6%	76.1%	59.3%	30.1%	3.3%	$10,907	100.0%	$5,078

Suburban Properties
	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-22	Jun-22	Mar-22	Dec-21	Sep-21	($'s)	(SLG%)

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	80.1	78.3	78.6	78.9	80.5	$19,542	100.0	109
Subtotal/Weighted Average				7	862,800	100.0%	80.1%	78.3%	78.6%	78.9%	80.5%	$19,542	100.0%	109

Total / Weighted Average Suburban Properties				7	862,800	100.0%	80.1%	78.3%	78.6%	78.9%	80.5%	$19,542	100.0%	109

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	32	Third Quarter 2022

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-22	Jun-22	Mar-22	Dec-21	Sep-21	($'s)	(SLG%)

Development / Redevelopment
5 Times Square	31.6	Times Square	Leasehold Interest	1	1,127,931	35.6	22.5	N/A	N/A	N/A	N/A	$24,825	13.2	$894,336	2
19 East 65th Street	100.0	Plaza District	Fee Interest	1	14,639	0.5	5.5	5.5	5.5	5.5	5.5	32	0.1	11,264	1
185 Broadway	100.0	Lower Manhattan	Fee Interest		50,206	1.6	14.1	14.1	14.1	—	—	577	1.0	50,051	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	17.8	18.1	25.8	25.8	25.2	25.2	13,169	22.3	323,979	17
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	24.7	24.7	23.2	21.8	34.0	33.9	13,554	22.8	345,939	23
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	625,300	19.8	89.2	24.3	25.0	23.6	23.6	24,006	40.6	432,937	13
Total / Weighted Average Development / Redevelopment Properties				5	3,161,076	100.0%	35.2%	15.4%	15.2%	17.6%	17.5%	$76,163	100.0%	$2,058,506	57

Construction in Progress
							Future Equity
					Equity Contributed		Contributions			Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage								Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company		Partners	Drawn	Available	Budget (2)

15 Beekman (3)	221,884	20.0	(3)	100.0	$11,550	$46,200	$7,352		$29,408	$73,136	$51,864	$219,510
One Madison	1,396,426	25.5	Q4 2023	54.7	276,092	183,794	—	(4)	577,363	356,201	893,799	2,287,249
760 Madison	58,574	100.0	Q3 2023 (5)	(6)	342,430	—	97,698		—	—	—	440,128

Total Construction In Progress					$630,072	$229,994	$105,050		$606,771	$429,337	$945,663	$2,946,887

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The space is 100% leased to Pace University for 30 years. Delivery of the academic space and dormitory space is estimated for Q4 2022 and Q3 2023, respectively.
(4) Company Equity Contributed is shown net of future equity contributions to be funded by the partners at TCO.
(5) Reflects TCO of retail space.
(6) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	33	Third Quarter 2022

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Sep-22	Jun-22	Mar-22	Dec-21	Sep-21	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	0.5	100.0	100.0	100.0	100.0	100.0	$4,000	1.5	2.7	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				2	17,888	1.2%	43.9%	43.9%	43.9%	43.9%	43.9%	$4,000	1.5%	2.7%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.2	100.0	100.0	100.0	100.0	100.0	$3,343	1.3	0.7	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,121	0.8	0.5	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	100.0	100.0	100.0	100.0	2,100	0.8	0.5	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.4	100.0	100.0	100.0	100.0	100.0	3,887	1.5	1.4	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,658	0.6	0.6	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.5	100.0	100.0	100.0	100.0	100.0	38,256	14.4	12.9	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.0	90.4	90.4	90.4	90.4	100.0	50,648	19.1	3.8	5
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.9	88.3	88.3	88.3	88.3	88.3	29,885	11.3	10.2	3

Subtotal / Weighted Average				9	301,996	20.3%	94.0%	94.0%	94.0%	94.0%	97.8%	$131,898	49.8%	30.6%	15

Total / Weighted Average Prime Retail				11	319,884	21.5%	91.2%	91.2%	91.2%	91.2%	94.8%	$135,898	51.3%	33.3%	16

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.1	92.8	92.8	92.8	92.8	92.8	$3,517	1.3	2.4	8
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.1	100.0	100.0	94.8	94.8	94.8	3,603	1.4	2.5	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.2	100.0	100.0	100.0	100.0	97.3	4,663	1.8	3.2	6
185 Broadway	100.0	Lower Manhattan	Fee Interest	1	16,413	1.1	43.1	43.1	43.1	—	—	577	0.2	0.4	1
245 Park Avenue	100.0	Park Avenue	Fee Interest	1	37,220	2.5	50.7	N/A	N/A	N/A	N/A	1,099	0.4	0.7	3
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.7	100.0	100.0	100.0	100.0	100.0	3,587	1.4	2.4	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	54,026	3.6	95.8	95.8	95.8	95.8	95.8	4,810	1.8	3.3	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	17,114	1.1	15.9	15.9	15.9	15.9	15.9	903	0.3	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.8	100.0	100.0	100.0	100.0	100.0	5,666	2.1	3.9	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.1	100.0	100.0	100.0	100.0	100.0	3,391	1.3	2.3	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.3	77.6	84.7	84.7	79.0	79.0	10,054	3.7	6.9	14
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.7	100.0	100.0	100.0	100.0	100.0	3,268	1.2	2.2	3
750 Third Avenue (1)	100.0	Grand Central North	Fee Interest	1	24,827	1.7	47.5	47.5	47.5	53.2	53.2	1,661	0.6	1.1	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.2	98.6	98.6	98.6	98.6	98.6	4,372	1.7	3.0	3
885 Third Avenue (1)	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.8	64.2	64.2	64.2	97.4	97.4	451	0.2	0.3	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.5	97.9	100.0	100.0	100.0	100.0	6,838	2.6	4.7	4
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.2	100.0	100.0	100.0	100.0	100.0	2,540	1.0	1.7	6

Subtotal / Weighted Average				17	576,834	38.7%	85.3%	88.8%	88.7%	87.6%	87.4%	$61,000	23.0%	41.6%	78
(1) Redevelopment properties.

Supplemental Information	34	Third Quarter 2022

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of			% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet		Sq. Feet	Sep-22	Jun-22	Mar-22	Dec-21	Sep-21	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	34,885		2.3	86.6	86.6	86.3	86.3	86.3	$4,797	1.8	2.3	5
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.3	23.3	23.3	83.2	83.2	83.2	7,300	2.8	2.5	2
5 Times Square	31.6	Times Square	Leasehold Interest	1	41,238		2.8	35.9	N/A	N/A	N/A	N/A	2,252	0.9	0.5	1
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	38,657		2.6	100.0	100.0	100.0	100.0	100.0	3,876	1.5	1.5	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.6	97.7	97.7	97.7	97.7	97.7	3,501	1.3	1.4	5
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.7	99.6	93.1	93.1	100.0	100.0	3,532	1.3	1.2	8
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	33,866		2.3	100.0	100.0	85.0	82.2	82.2	2,248	0.8	0.8	5
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.9	100.0	100.0	100.0	100.0	100.0	2,296	0.9	0.8	3
450 Park Avenue	25.1	Park Avenue	Fee Interest	1	6,317		0.4	100.0	100.0	N/A	N/A	N/A	1,283	0.5	0.2	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,929	0.7	0.8	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.1	98.9	81.4	98.9	98.9	98.9	3,862	1.5	1.3	4
1515 Broadway	56.9	Times Square	Fee Interest	1	185,956		12.4	97.7	97.7	98.5	100.0	100.0	29,980	11.2	11.7	7
Worldwide Plaza	25.0	Westside	Fee Interest	1	10,592	(1)	0.7	78.5	78.5	78.5	78.5	78.5	1,065	0.4	0.2	6

Subtotal / Weighted Average				13	593,664		39.8%	81.2%	83.1%	93.6%	94.5%	94.5%	$67,921	25.6%	25.2%	52

Total / Weighted Average Other Retail				30	1,170,498		78.5%	83.2%	86.0%	91.2%	91.0%	91.0%	$128,920	48.7%	66.7%	130

Retail Grand Total / Weighted Average				41	1,490,382		100.0%	84.9%	87.1%	91.2%	91.1%	91.8%	$264,819	100.0%		146
Retail Grand Total - SLG share of Annualized Rent													$146,777		100.0%

(1) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Third Quarter 2022

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Credit Rating (3)
Tenant Name	Property
JP Morgan Chase Bank	245 Park Avenue	100.0	Oct 2022	787,785	$82,206	$82,206	5.6%	$104.35
	810 Seventh Avenue	100.0	Mar 2025	4,718	1,899	1,899	0.1%	402.45
	919 Third Avenue	51.0	Feb 2026	10,740	1,554	793	0.1%	144.70
				803,243	$85,659	$84,898	5.8%	$106.64		A+

ViacomCBS Inc.	1515 Broadway	56.9	Jun 2031	1,603,126	$101,312	$57,748	4.0%	$63.20
	555 West 57th Street	100.0	Dec 2023	317,851	16,880	16,880	1.1%	53.11
	1515 Broadway	56.9	Mar 2028	9,106	2,062	1,176	0.1%	226.48
	Worldwide Plaza	25.0	Jan 2027	32,598	2,526	630	—%	77.46
				1,962,681	$122,780	$76,434	5.2%	$62.56		BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$75,380	$45,228	3.1%	$63.62		A
Major League Baseball	245 Park Avenue	100.0	Oct 2022	220,565	$31,359	$31,359	2.2%	$142.17		A
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$50,205	$30,123	2.1%	$86.74		A
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Dec 2022	527,433	$46,826	$23,881	1.6%	$88.78

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$24,956	$17,722	1.2%	$129.21	(4)
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,217	2,284	0.2%	470.04
	125 Park Avenue	100.0	Oct 2023	6,234	2,027	2,027	0.1%	325.12
	125 Park Avenue	100.0	Oct 2030	26,536	1,824	1,824	0.1%	68.72
				232,772	$32,024	$23,857	1.6%	$137.58		AA-

Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,104	$22,797	1.6%	$164.89	(4)	A-
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,622	$20,622	1.4%	$40.43		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,568	$20,568	1.4%	$94.23

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,058	$20,058	1.4%	$58.16
	420 Lexington Avenue	100.0	Jan 2027	7,537	444	444	—%	58.89		A3
				352,410	$20,502	$20,502	1.4%	$58.18	(4)

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,477	$13,477	0.9%	$77.42
	11 Madison Avenue	60.0	Sep 2030	104,618	10,358	6,215	0.5%	99.01
				278,687	$23,835	$19,692	1.4%	$85.52

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$38,256	$19,128	1.3%	$552.72		AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$35,903	$18,311	1.3%	$64.43
Ares Management LLC	245 Park Avenue	100.0	May 2026	175,042	$18,280	$18,280	1.3%	$104.43		BBB+
Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$70,102	$17,490	1.2%	$113.59
Cooperatieve Rabobank UA	245 Park Avenue	100.0	Sep 2026	109,657	$17,272	$17,272	1.2%	$157.52		A+

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	146,642	$23,308	$16,551	1.1%	$158.95
	420 Lexington Avenue	100.0	Oct 2026	10,043	615	615	—%	61.25
				156,685	$23,924	$17,166	1.2%	$152.69

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Mar 2042	142,892	$18,687	$13,270	0.9%	$130.78	(4)
	125 Park Avenue	100.0	Oct 2041	52,450	3,476	3,476	0.2%	66.27
				195,342	$22,163	$16,746	1.1%	$113.46		AA-

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,241	$15,241	1.0%	$102.83

Total				9,092,828	$803,005	$559,595	38.4%	$88.31
(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	36	Third Quarter 2022

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	37	Third Quarter 2022

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 6/30/22			1,986,225

Add: Acquired Vacancies	245 Park Avenue		133,029

Space which became available during the Quarter (3):
Office
	110 Greene Street	1	1,471	1,471	$68.96
	125 Park Avenue	2	5,168	5,336	75.73
	280 Park Avenue	1	8,650	8,650	111.39
	420 Lexington Avenue	11	19,143	33,333	62.70
	461 Fifth Avenue	2	19,504	20,405	88.66
	485 Lexington Avenue	1	13,827	14,206	55.00
	555 West 57th Street	1	20,676	20,676	49.60
	810 Seventh Avenue	2	9,637	10,768	66.86
	1350 Avenue of the Americas	3	21,118	21,962	77.52
	Total/Weighted Average	24	119,194	136,807	$70.15

Retail
	100 Park Avenue	1	133	152	$139.77
	110 Greene Street	1	2,812	2,740	72.85
	555 West 57th Street	2	71,012	64,926	37.63
	1185 Avenue of the Americas	1	779	787	70.00
	Total/Weighted Average	5	74,736	68,605	$39.64

Storage
	420 Lexington Avenue	1	47	102	$29.70
	461 Fifth Avenue	1	1,652	1,652	33.57
	1515 Broadway	1	1,491	1,423	16.87
	Total/Weighted Average	3	3,190	3,177	$25.97

	Total Space which became available during the quarter
	Office	24	119,194	136,807	$70.15
	Retail	5	74,736	68,605	$39.64
	Storage	3	3,190	3,177	$25.97
		32	197,120	208,589	$59.44

	Total Available Space		2,316,374

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	Third Quarter 2022

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,316,374

Office
	One Vanderbilt Avenue	2	10.0	16,182	16,182	$177.03	$—	$176.43	10.5
	10 East 53rd Street	1	3.2	2,284	2,742	81.00	82.05	73.19	2.0
	110 Greene Street	5	2.9	15,062	15,154	90.32	88.04	17.36	2.2
	125 Park Avenue	1	3.3	4,060	4,174	73.14	73.13	8.13	3.0
	420 Lexington Avenue	10	5.1	14,271	17,972	60.48	69.25	80.51	2.2
	450 Park Avenue	1	5.3	4,696	4,730	108.00	—	10.18	5.0
	800 Third Avenue	2	6.9	5,021	6,050	61.23	74.09	61.77	3.5
	810 Seventh Avenue	3	8.3	32,514	36,320	64.62	68.66	36.06	8.7
	1350 Avenue of the Americas	4	6.4	32,967	34,120	76.29	77.33	64.77	7.0
	Total/Weighted Average	29	6.6	127,057	137,444	$84.97	$77.30	$63.60	6.2

Retail
	100 Park Avenue	1	15.5	2,668	2,472	$116.50	$115.59	$81.70	6.0
	110 Greene Street	1	10.0	2,812	2,812	106.68	70.98	—	—
	555 West 57th Street	2	2.0	71,012	64,926	16.56	37.63	—	—
	919 Third Avenue	1	10.8	5,105	4,615	119.18	—	85.16	10.0
	Worldwide Plaza	1	15.0	3,237	6,582	66.50	74.93	25.83	6.0
	Total/Weighted Average	6	4.2	84,834	81,407	$32.56	$44.56	$9.40	1.2

Storage
	420 Lexington Avenue	1	5.3	47	106	$30.00	$28.58	$—	—
	1515 Broadway	1	1.0	1,491	1,423	16.87	16.87	—	—
	Total/Weighted Average	2	1.3	1,538	1,529	$17.78	$17.68	$—	—

Leased Space
	Office (4)	29	6.6	127,057	137,444	$84.97	$77.30	$63.60	6.2
	Retail	6	4.2	84,834	81,407	$32.56	$44.56	$9.40	1.2
	Storage	2	1.3	1,538	1,529	$17.78	$17.68	$—	—
	Total	37	5.7	213,429	220,380	$65.15	$58.08	$43.14	4.4

Total Available Space as of 09/30/2022				2,102,945

Early Renewals
Office
	420 Lexington Avenue	7	3.6	17,603	23,841	$63.91	$62.59	$15.06	2.1
	810 Seventh Avenue	1	1.0	3,288	3,599	54.50	53.00	—	—
	Total/Weighted Average	8	3.2	20,891	27,440	$62.67	$61.33	$13.09	1.8

Storage
	110 Greene Street	1	1.9	11,679	11,777	$318.42	$271.72	$—	—
		1	1.9	11,679	11,777	$318.42	$271.72	$—	—

Renewals
	Early Renewals Office	8	3.2	20,891	27,440	$62.67	$61.33	$13.09	1.8
	Early Renewals Retail	1	1.9	11,679	11,777	$318.42	$271.72	$—	—
	Total	9	2.8	32,570	39,217	139.47	$124.51	$9.16	1.3

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $77.87/rsf for 57,233 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $72.95/rsf for 84,673 rentable SF.

Supplemental Information	39	Third Quarter 2022

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties
3rd Quarter 2022 (4)	9	26,193	26,193	0.3%	$1,883,502	$1,883,502	$71.91	$63.03
4th Quarter 2022	25	422,078	422,078	4.5%	40,845,902	40,845,902	96.77	84.08

Total 2022	34	448,271	448,271	4.8%	$42,729,404	$42,729,404	$95.32	$82.85

2023	67	922,757	922,757	10.0%	$74,106,797	$74,106,797	$80.31	$74.71
2024	57	449,778	449,778	4.9%	26,505,092	26,505,092	58.93	57.69
2025	59	488,285	488,285	5.3%	43,044,216	43,044,216	88.15	71.25
2026	43	1,066,256	1,066,256	11.5%	88,552,736	88,552,736	83.05	76.58
2027	58	718,073	718,073	7.8%	57,098,597	57,098,597	79.52	71.67
2028	27	604,780	604,780	6.5%	44,991,365	44,991,365	74.39	70.58
2029	20	387,715	387,715	4.2%	26,301,829	26,301,829	67.84	63.61
2030	21	796,155	796,155	8.6%	54,191,711	54,191,711	68.07	66.74
2031	16	473,468	473,468	5.1%	34,919,785	34,919,785	73.75	77.76
Thereafter	55	2,892,894	2,892,894	31.3%	201,292,796	201,292,796	69.58	69.58
Grand Total	457	9,248,432	9,248,432	100.0%	$693,734,328	$693,734,328	$75.01	$71.20

Unconsolidated JV Properties
3rd Quarter 2022 (4)	3	9,548	4,774	0.1%	$1,441,135	$720,567	$150.94	$89.99
4th Quarter 2022	7	403,475	207,265	3.0%	34,644,729	17,845,524	85.87	70.63

Total 2022	10	413,023	212,039	3.1%	$36,085,864	$18,566,091	$87.37	$71.08

2023	26	429,422	220,048	3.2%	$37,101,483	$19,072,762	$86.40	$75.88
2024	31	1,015,470	333,450	7.7%	111,539,754	36,543,647	109.84	79.57
2025	26	425,848	219,134	3.2%	41,691,223	21,464,607	97.90	85.76
2026	32	575,944	249,461	4.4%	62,309,799	27,361,113	108.19	91.97
2027	26	285,487	112,428	2.2%	37,954,476	15,967,724	132.95	110.28
2028	27	283,477	157,071	2.1%	30,231,857	16,854,820	106.65	102.18
2029	17	884,966	435,246	6.7%	66,411,796	31,946,644	75.04	75.37
2030	17	442,564	247,383	3.3%	44,375,197	24,948,161	100.27	89.62
2031	22	2,793,067	1,531,064	21.1%	204,647,169	110,823,277	73.27	76.20
Thereafter	68	5,669,809	3,095,498	43.0%	502,537,515	293,980,478	88.63	97.43
Grand Total	302	13,219,077	6,812,822	100.0%	$1,174,886,133	$617,529,324	$88.88	$88.08

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2022.

Supplemental Information	40	Third Quarter 2022

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases		Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2022 (4)	—	—	—	—%	$—	$—	$—	$—	$—

2023	—	—	—	—%	—	—	—	—	—
2024	1	7,848	7,848	100.0%	4,000,000	4,000,000		509.68	399.48
2025	—	—	—	—%	—	—		—	—
2026	—	—	—	—%	—	—		—	—
2027	—	—	—	—%	—	—			—
2028	—	—	—	—%	—	—		—	—
2029	—	—	—	—%	—	—		—	—
2030	—	—	—	—%	—	—		—	—
2031	—	—	—	—%	—	—		—	—
Thereafter	—	—	—	—%	—	—		—	—
	1	7,848	7,848	100.0%	$4,000,000	$4,000,000		$509.68	$399.48
Vacancy (5)		10,040							$268.92
Grand Total		17,888							$326.20

Other Retail
2022 (4)	4	35,719	35,719	7.2%	$5,034,097	$5,034,097		$140.94	$109.25

2023	10	37,849	37,849	7.6%	8,640,036	8,640,036		228.28	241.52
2024	2	4,660	4,660	0.9%	1,151,198	1,151,198		247.04	119.00
2025	4	29,597	29,597	5.9%	4,433,582	4,433,582		149.80	100.72
2026	6	11,481	11,481	2.3%	1,181,368	1,181,368		102.90	90.14
2027	6	29,485	29,485	5.9%	4,351,600	4,351,600		147.59	104.94
2028	4	8,173	8,173	1.6%	1,530,475	1,530,475		187.26	156.78
2029	4	27,702	27,702	5.5%	2,453,901	2,453,901		88.58	86.47
2030	7	51,514	51,514	10.3%	7,958,205	7,958,205		154.49	127.73
2031	5	18,533	18,533	3.7%	1,995,944	1,995,944		107.70	84.23
Thereafter	26	244,745	244,745	49.1%	22,269,235	22,269,235		90.99	81.63
	78	499,458	499,458	100.0%	$60,999,641	$60,999,641		$122.13	$105.12
Vacancy (5)		84,184							$135.51
Grand Total		583,642							$109.51

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2022.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	Third Quarter 2022

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2022 (4)	2	5,298	941	1.9%	$337,776	$59,185	$63.76	$78.45

2023	3	53,013	7,086	19.4%	25,908,874	3,260,018	488.73	302.90
2024	2	12,299	6,150	4.5%	6,780,587	3,390,293	551.31	703.31
2025	—	—	—	—%	—	—	—	—
2026	4	74,424	12,346	27.3%	33,003,040	5,799,431	443.45	282.98
2027	1	3,655	399	1.3%	749,507	81,846	205.06	102.98
2028	—	—	—	—%	—	—	—	—
2029	1	31,174	15,587	11.4%	22,112,797	11,056,398	709.33	375.97
2030	1	2,625	1,313	1.0%	650,004	325,002	247.62	247.62
2031	—	—	—	—%	—	—	—	—
Thereafter	3	90,246	43,325	33.2%	42,355,643	20,889,493	469.34	440.71
	17	272,734	87,147	100.0%	$131,898,228	$44,861,666	$483.61	$361.90
Vacancy (5)		11,432						$82.39
Grand Total		284,166						$350.66

Other Retail
2022 (4)	2	8,822	5,157	1.8%	$1,826,170	$1,033,282	$207.00	$100.00

2023	4	36,067	15,364	7.5%	4,291,994	1,772,661	119.00	109.82
2024	6	8,261	3,439	1.7%	769,485	340,865	93.15	82.98
2025	—	—	—	—%	—	—	—	—
2026	2	17,760	9,472	3.7%	9,799,463	5,484,206	551.77	385.73
2027	5	23,256	11,855	4.9%	11,611,994	6,410,391	499.31	401.93
2028	5	33,439	17,619	7.0%	4,580,987	2,467,167	137.00	134.68
2029	7	63,172	32,185	13.2%	6,207,587	2,979,290	98.26	89.89
2030	3	12,466	7,109	2.6%	6,587,147	3,749,729	528.41	296.16
2031	4	35,169	17,636	7.4%	8,349,358	4,277,546	237.41	229.45
Thereafter	14	239,385	138,883	50.2%	13,896,668	8,400,212	58.05	64.09
	52	477,797	258,719	100.0%	$67,920,853	$36,915,349	$142.15	$123.51
Vacancy (5)		110,553						$280.82
Grand Total		588,350						$153.07

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of September 30, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to September 30, 2022.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Third Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2022
2001 - 2021 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	92.3
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	77.1
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	24.7
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	79.2
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	18.1
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	—	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	79.2
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	83.7
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	90.2
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	95.5
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	94.8
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	92.9
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	85.0
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.4
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.7
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	80.0
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	85.0
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	24.3
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
					39,959,123	$23,853,062

2022 Acquisitions
Jun-22	450 Park Avenue	Park Avenue	25.1%	Fee Interest	337,000	$445,000	78.4	79.8
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	91.8
					2,119,793	$2,405,000

Supplemental Information	43	Third Quarter 2022

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2021 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
					27,912,365	$19,318,825	$692

Supplemental Information	44	Third Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2022
2007 - 2021 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	80.1
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2021 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,451		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,133		$240

Supplemental Information	45	Third Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	9/30/2022
2005 - 2021 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	2.5
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
						13,745,953	$7,562,055

2022 Acquisitions
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	$1,096,714	22.5	22.5
						1,131,735	$1,096,714

Supplemental Information	46	Third Quarter 2022

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2021 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,583	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
						11,315,966	$9,207,172	$814
2022 Dispositions
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100%	Fee Interest	159,720	$95,000	$595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
						388,217	$359,150	$925

Supplemental Information	47	Third Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	48	Third Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021

Net income (loss) attributable to SL Green common stockholders	$7,377	$388,205	$(28,748)	$486,073
Add:
Depreciation and amortization	48,462	49,277	142,359	169,534
Joint venture depreciation and noncontrolling interest adjustments	63,890	61,733	185,352	176,920
Net (loss) income attributable to noncontrolling interests	(502)	21,768	438	26,035
Less:
Gain (loss) on sale of real estate, net	4,276	187,766	(61,104)	285,338
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	(1,280)	(131)	(5,438)
Purchase price and other fair value adjustments	—	206,779	—	209,443
Depreciable real estate reserves	—	—	—	(5,696)
Depreciation on non-rental real estate assets	709	754	1,845	1,953
FFO attributable to SL Green common stockholders and noncontrolling interests	$114,242	$126,964	$358,791	$372,962

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021

Net income (loss)	$12,211	$(37,949)	$13,485	$(48,181)	$415,534
Interest expense, net of interest income	21,824	14,960	15,070	13,736	14,807
Amortization of deferred financing costs	2,043	1,917	1,948	1,919	2,345
Income taxes	(129)	1,346	947	1,285	(6)
Depreciation and amortization	48,462	46,914	46,983	47,335	49,277
(Gain) loss on sale of real estate	(4,276)	64,378	1,002	(2,079)	(187,766)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	131	—	27,319	1,280
Purchase price and other fair value adjustments	1,117	6,168	63	(543)	(208,810)
Depreciable real estate reserves	—	—	—	18,098	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	123,172	113,086	109,663	121,553	108,288
EBITDAre	$204,424	$210,951	$189,161	$180,442	$194,949

Supplemental Information	49	Third Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021

Net income (loss)	$12,211	$415,534	$(12,253)	$528,813
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	1,280	131	5,438
Purchase price and other fair value adjustments	1,117	(208,810)	7,348	(209,527)
(Gain) loss on sale of real estate, net	(4,276)	(187,766)	61,104	(285,338)
Depreciable real estate reserves	—	—	—	5,696
Depreciation and amortization	48,462	49,277	142,359	169,534
Interest expense, net of interest income	21,824	14,807	51,854	57,155
Amortization of deferred financing costs	2,043	2,345	5,908	9,505
Operating income	81,381	86,667	256,451	281,276

Equity in net loss from unconsolidated joint ventures	21,997	15,487	31,262	31,321
Marketing, general and administrative expense	21,276	23,477	69,574	68,426
Transaction related costs, net	292	190	321	215
Investment income	(29,513)	(20,072)	(69,808)	(59,452)
Non-building revenue	(13,707)	(13,080)	(35,585)	(25,569)
Net operating income (NOI)	81,726	92,669	252,215	296,217

Equity in net loss from unconsolidated joint ventures	(21,997)	(15,487)	(31,262)	(31,321)
SLG share of unconsolidated JV depreciation and amortization	60,453	60,111	177,908	173,923
SLG share of unconsolidated JV interest expense, net of interest income	55,247	41,865	147,820	109,566
SLG share of unconsolidated JV amortization of deferred financing costs	3,120	4,766	8,904	11,196
SLG share of unconsolidated JV loss on early extinguishment of debt	—	748	325	1,689
SLG share of unconsolidated JV investment income	(386)	(310)	(996)	(920)
SLG share of unconsolidated JV non-building revenue	(1,365)	(814)	(4,260)	(3,000)
NOI including SLG share of unconsolidated JVs	176,798	183,548	550,654	557,350

NOI from other properties/affiliates	(37,867)	(34,601)	(103,463)	(111,694)
Same-Store NOI	138,931	148,947	447,191	445,656

Operating lease straight-line adjustment	204	204	611	611
SLG share of unconsolidated JV operating lease straight-line adjustment	192	232	577	697
Straight-line and free rent	(1,624)	(1,311)	(4,666)	(6,460)
Amortization of acquired above and below-market leases, net	13	(100)	(35)	(295)
SLG share of unconsolidated JV straight-line and free rent	4,652	(2,132)	9,650	(12,184)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,563)	(4,876)	(13,616)	(13,979)
Same-store cash NOI	$137,805	$140,964	$439,712	$414,046

Lease termination income	(531)	(1,856)	(1,194)	(2,956)
SLG share of unconsolidated JV lease termination income	(65)	(1,217)	(8,445)	(1,471)
Same-store cash NOI excluding lease termination income	$137,209	$137,891	$430,073	$409,619

Supplemental Information	50	Third Quarter 2022

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Credit Suisse	Tayo Okusanya	(212) 325-1402	tayo.okusanya@credit-suisse.com
Deutsche Bank	Derek Johnston	(212) 250-5683	derek.johnston@db.com
Green Street	Daniel Ismail	(949) 640-8780	dismail@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Jonathan Petersen	(212) 284-1705	jpeterson@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	51	Third Quarter 2022

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman and Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	Maggie Hui
Chief Accounting Officer
Matthew J. DiLiberto
Chief Financial Officer	Harrison Sitomer
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail and Opportunistic
Investment
Edward V. Piccinich
Chief Operating Officer

Supplemental Information	52	Third Quarter 2022